PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI Incorporated Reports Fiscal 2021 Fourth Quarter and Full Year Results Achieving Three Quarterly Records: Revenue, Bookings and Backlog

Expects SiC Business to Grow at 2x Company’s Growth Rate; Expects to Invest $1B over 10 Years

•	Achieves Record Quarterly Revenues of $808.0M, Backlog of $1.3B, and Bookings of $922.7M

•	Quarterly GAAP Operating Income of $97.1M and Non-GAAP Operating Income of $148.5M

•	Quarterly GAAP EPS of $0.59 and Non-GAAP EPS of $0.88

•	Record Full Year Non-GAAP EPS of $3.73, 31% Growth Year Over Year

•	Record Full Year Cash Flow from Operations of $574.4M

•	Record Full Year Free Cash Flow[1] of $428.0M

PITTSBURGH, August 10, 2021 (GLOBE NEWSWIRE) — II-VI Incorporated (Nasdaq:IIVI) (“II-VI,” “We” or the “Company”) today reported results for its fiscal 2021 fourth quarter and fiscal year ended June 30, 2021.

“We ended Fiscal Year 2021 with $3.1B in revenue, growing in every end market that we serve. Our full year book to bill ratio was 1.08 and our June 30th backlog was $1.3B, a new record for II-VI. Our fourth quarter revenue at $808M exceeded the top end of our guidance with a book to bill ratio of 1.14 for the quarter. In communications, our revenue for the full year was up 11% driven by high speed 100, 200, 400G datacom transceivers and coherent optics. In consumer electronics, including 3D sensing, we achieved our goal for FY21 to double our revenue. Our life sciences revenue grew by 65% over the prior year in support of COVID and other diagnostic testing,” said Dr. Vincent D. Mattera, Jr., the Company’s Chief Executive Officer.

Dr. Mattera continued, “Our revenue in the industrial end market reached an all-time record for the quarter with contributions from across the product line. We continue to invest in manufacturing capacity for our silicon carbide platform, a disruptive technology in future RF and power electronics applications. Our teams are working diligently to mitigate the impact of the pandemic and chip shortages in the supply chain.

“With respect to our pending acquisition of Coherent, our regulatory filings have been submitted and we are having constructive engagements with all regulatory agencies. Based on those engagements, our current view is that the closing will be during the first calendar quarter of 2022.”

[1]	Free cash flow of $428.0M is defined as cash flow from operations of $574.4M less capital expenditures of $146.3M.

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Revenues	$808.0	$783.2	$746.2	$3,105.9	$2,380.0
GAAP Gross Profit	$307.6	$299.6	$302.2	$1,216.2	$819.6
Non-GAAP Gross Profit (2)	$311.7	$304.4	$315.7	$1,235.0	$912.4
GAAP Operating Income (1)	$97.1	$85.1	$67.4	$402.1	$39.5
Non-GAAP Operating Income (2)	$148.5	$141.0	$124.6	$601.5	$324.8
GAAP Net Earnings (Loss)	$82.3	$81.1	$51.3	$297.6	$(67.0)
Non-GAAP Net Earnings (2)	$117.0	$111.5	$117.8	$460.2	$258.6
GAAP Diluted Earnings (Loss) Per Share	$0.59	$0.66	$0.53	$2.37	$(0.79)
Non-GAAP Diluted Earnings Per Share (2)	$0.88	$0.91	$1.18	$3.73	$2.85
Other Selected Financial Metrics
GAAP Gross margin	38.1%	38.2%	40.5%	39.2%	34.4%
Non-GAAP gross margin (2)	38.6%	38.9%	42.3%	39.8%	38.3%
GAAP Operating margin	12.0%	10.9%	9.0%	12.9%	1.7%
Non-GAAP operating margin (2)	18.4%	18.0%	16.7%	19.4%	13.6%
GAAP Return on sales	10.2%	10.4%	6.9%	9.6%	-2.8%
Non-GAAP return on sales (2)	14.5%	14.2%	15.8%	14.8%	10.9%

(1)	GAAP Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments and restructuring and related items. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Outlook

The outlook for the first fiscal 2022 quarter ending September 30, 2021 is revenue of $780 million to $830 million and earnings per diluted share on a non-GAAP basis of $0.75 to $0.90. These are at today’s exchange rate and today’s estimated tax impact of 20%, both of which are subject to variability. This range includes the company’s expected investment of up to $20M in the quarter ended September 30, 2021 for compound semiconductor expansion, the majority of which is for SiC expansion. The non-GAAP earnings per share include the pre-tax amounts of $21 million in amortization, $22 million in share-based compensation, and $11-15 million in other costs, including costs to facilitate the integration of Coherent Inc. Non-GAAP adjustments are by their nature highly volatile, and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, August 10, 2021 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/IIVIQ4FY21EarningsRelease. If you wish to participate in the conference call, please dial +1 (877) 316-5288 for calls from the U.S. and +1 (734) 385-4977 for calls from outside the U.S. To join the conference call, please enter ID# 7470897, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 11:59 p.m. Eastern Time on Friday, August 13, 2021, by dialing +1 (877) 316-5288 for calls from the U.S. and +1 (734) 385-4977 for calls from outside the U.S., and entering ID# 7470897.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, U.S.A., the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xviii) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak or any other worldwide health epidemics and outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling,

T. 724.352.4455 | ii-vi.com

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
Revenues	$808,006	$783,232	$746,290
Costs, Expenses & Other Expense (Income)
Cost of goods sold	500,379	483,676	444,153
Internal research and development	83,768	83,231	100,489
Selling, general and administrative	126,666	131,244	134,152
Interest expense	14,066	13,034	25,521
Other expense (income), net	(10,124)	(21,432)	1,264

Total Costs, Expenses, & Other Expense (Income)	714,755	689,753	705,579

Earnings Before Income Taxes	93,251	93,479	40,711
Income Taxes	10,957	12,387	(10,550)

Net Earnings	$82,294	$81,092	$51,261

Less: Dividends on Preferred Stock	16,878	7,013	—

Net Earnings available to the Common Shareholders	$65,416	$74,079	$—

Basic Earnings Per Share	$0.62	$0.71	$0.56

Diluted Earnings Per Share	$0.59	$0.66	$0.53

Average Shares Outstanding - Basic	104,957	104,767	91,517
Average Shares Outstanding - Diluted	116,225	116,302	102,142

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Year Ended
	June 30, 2021	June 30, 2020
Revenues	$3,105,891	$2,380,071
Costs, Expenses & Other Expense (Income)
Cost of goods sold	1,889,678	1,560,521
Internal research and development	330,105	339,073
Selling, general and administrative	483,989	440,998
Interest expense	59,899	89,409
Other expense (income), net	(10,370)	13,998

Total Costs, Expenses, & Other Expense (Income)	2,753,301	2,443,999

Earnings (Loss) Before Income Taxes	352,590	(63,928)
Income Taxes	55,038	3,101

Net Earnings (Loss)	$297,552	$(67,029)

Basic Earnings (Loss) Per Share	$2.50	$(0.79)

Diluted Earnings (Loss) Per Share	$2.37	$(0.79)

Average Shares Outstanding - Basic	104,151	84,828
Average Shares Outstanding - Diluted	115,034	84,828

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	June 30, 2021	June 30, 2020
Assets
Current Assets
Cash and cash equivalents	$1,591,892	$493,046
Accounts receivable	658,962	598,124
Inventories	695,828	619,810
Prepaid and refundable income taxes	13,095	12,279
Prepaid and other current assets	67,617	65,710

Total Current Assets	3,027,394	1,788,969
Property, plant & equipment, net	1,242,906	1,214,772
Goodwill	1,296,727	1,239,009
Other intangible assets, net	718,460	758,368
Deferred income taxes	33,498	22,938
Other assets	193,665	210,658

Total Assets	$6,512,650	$5,234,714

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$62,050	$69,250
Accounts payable	294,486	268,773
Operating lease current liabilities	25,358	24,634
Accruals and other current liabilities	347,695	310,236

Total Current Liabilities	729,589	672,893
Long-term debt	1,313,091	2,186,092
Deferred income taxes	73,962	45,551
Operating lease liabilities	125,541	94,701
Other liabilities	138,119	158,674

Total Liabilities	2,380,302	3,157,911
Total Mezzanine Equity	726,178	—
Total Shareholders’ Equity	3,406,170	2,076,803

Total Liabilities and Shareholders’ Equity	$6,512,650	$5,234,714

T. 724.352.4455 | ii-vi.com

II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)

	Year Ended June 30,
	2021	2020
Cash Flows from Operating Activities
Net cash provided by operating activities	$574,353	$297,292

Cash Flows from Investing Activities
Additions to property, plant & equipment	(146,337)	(136,877)
Purchases of businesses, net of cash acquired	(34,394)	(1,036,609)
Other investing activities	7,774	(5,804)

Net cash used in investing activities	(172,957)	(1,179,290)

Cash Flows from Financing Activities
Proceeds from issuance of common shares	460,000	—
Proceeds from issuance of Series A preferred shares	460,000	—
Proceeds from issuance of Series B preferred shares	750,000	—
Proceeds from borrowings of Term A Facility	—	1,241,000
Proceeds from borrowings of Term B Facility	—	720,000
Procedures from borrowings of Revolving Credit Facility	—	160,000
Proceeds from borrowings under prior Credit Facility	—	10,000
Payments on borrowings under prior Term Loan, Credit Facility, and other loans	—	(176,618)
Payment on Finisar Notes	—	(560,112)
Payments on borrowings under Term A Facility	(137,050)	(46,538)
Payments on borrowings under Term B Facility	(714,600)	(5,400)
Payments on borrowings under Revolving Credit Facility	(74,000)	(86,000)
Debt issuance costs	—	(63,510)
Equity issuance costs	(58,596)	—
Proceeds from exercises of stock options and purchases of stock under employee stock purchase plan	32,360	13,467
Payments in satisfaction of employees’ minimum tax obligations	(19,701)	(28,700)
Payment of dividends	(20,319)	—
Common stock repurchase	—	(1,625)
Other financing activities	(2,367)	(2,339)

Net cash provided by financing activities	675,727	1,173,625

Effect of exchange rate changes on cash and cash equivalents	21,723	(3,453)
Net increase (decrease) in cash and cash equivalents	1,098,846	288,174
Cash and Cash Equivalents at Beginning of Period	493,046	204,872

Cash and Cash Equivalents at End of Period	$1,591,892	$493,046

T. 724.352.4455 | ii-vi.com

Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Revenues:
Photonic Solutions	$549.7	$508.0	$517.2	$2,038.3	$1,536.7
Compound Semiconductors	258.3	275.3	229.0	1,067.6	821.2
Unallocated and Other	—	—	—	—	22.1

Consolidated	$808.0	$783.2	$746.2	$3,105.9	$2,380.0

GAAP Operating Income (Loss):
Photonic Solutions	$60.5	$48.3	$49.1	$207.7	$49.9
Compound Semiconductors	47.7	51.8	19.6	221.2	62.3
Unallocated and Other	(11.1)	(14.9)	(1.3)	(26.8)	(72.7)

Consolidated	$97.1	$85.1	$67.4	$402.1	$39.5

Non-GAAP Operating Income (Loss):
Photonic Solutions	$87.4	$74.5	$88.8	$324.3	$224.4
Compound Semiconductors	61.1	66.5	35.8	277.2	100.6
Unallocated and Other	—	—	—	—	(0.2)

Consolidated	$148.5	$141.0	$124.6	$601.5	$324.8

GAAP Operating Margin:
Photonic Solutions	11.0%	9.5%	9.5%	10.2%	3.2%
Compound Semiconductors	18.5%	18.8%	8.6%	20.7%	7.6%
Consolidated	12.0%	10.9%	9.0%	12.9%	1.7%
Non-GAAP Operating Margin:
Photonic Solutions	15.9%	14.7%	17.2%	15.9%	14.6%
Compound Semiconductors	23.7%	24.2%	15.6%	26.0%	12.3%
Consolidated	18.4%	18.0%	16.7%	19.4%	13.6%

*

During the three months ended June 30, 2021 and March 31, 2021 and the year ended June 30, 2021, “Unallocated and Other” primarily includes transaction costs related to the Coherent transaction. During the three months ended June 30, 2020 and the year ended June 30, 2020, “Unallocated and Other” primarily includes transaction costs related to the Finisar acquisition, as well as revenues from the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019

T. 724.352.4455 | ii-vi.com

Table 3

Reconciliation of Segment Non-GAAP Operating Income (Loss) to

GAAP Segment Operating Income (Loss)

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Non-GAAP Photonic Solutions Operating Income	$87.4	$74.5	$88.8	$324.3	$224.4
Measurement period adjustment on long-lived assets	—	—	(1.9)	—	—
Share-based compensation	(9.4)	(7.6)	(17.9)	(39.6)	(43.0)
Amortization of acquired intangibles	(17.3)	(17.3)	(15.9)	(69.2)	(53.3)
Fair value adjustment on acquired inventory	—	—	—	—	(74.2)
Restructuring, transaction expenses and other	(0.2)	(1.3)	(4.0)	(7.8)	(4.0)

Photonic Solutions GAAP Operating Income	$60.5	$48.3	$49.1	$207.7	$49.9

Non-GAAP Compound Semiconductors Operating Income	$61.1	$66.5	$35.8	$277.2	$100.6
Measurement period adjustment on long-lived assets	—	—	(7.2)	—	—
Share-based compensation	(9.3)	(9.1)	(6.1)	(39.4)	(20.1)
Amortization of acquired intangibles	(3.3)	(3.5)	(2.9)	(13.0)	(8.9)
Fair value adjustment on acquired inventory	—	—	—	—	(6.4)
Restructuring, transaction expenses, and other	(0.8)	(2.2)	—	(3.6)	(2.9)

Compound Semiconductors GAAP Operating Income	$47.7	$51.8	$19.6	$221.2	$62.3

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$—	$(0.2)
Finisar results	—	—	—	—	1.9
Amortization of acquired intangibles	—	—	—	—	(2.0)
Fair value adjustment on acquired inventory	—	—	—	—	(7.1)
Severance and related - Share-based compensation	—	—	—	—	(10.7)
Severance and related - Other compensation	—	—	—	—	(10.0)
One-time costs related to the Finisar acquisition	—	—	—	—	(26.8)
Restructuring, transaction expenses, and other	(11.1)	(14.9)	(1.3)	(26.8)	(17.8)

Unallocated and Other GAAP Operating Income (Loss)	$(11.1)	$(14.9)	$(1.3)	$(26.8)	$(72.7)

Total GAAP Operating Income	$97.1	$85.1	$67.4	$402.1	$39.5

Non-GAAP Operating Income	$148.5	$141.0	$124.6	$601.5	$324.8

*	Amounts may not recalculate due to rounding.

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Gross profit on GAAP basis	$307.6	$299.6	$302.2	$1,216.2	$819.6
Finisar results (1)	—	—	—	—	(6.5)
Share-based compensation (4)	3.4	3.0	4.4	12.1	11.6
Fair value adjustment on acquired inventory (2)	—	—	—	—	87.7
Measurement period adjustment on long-lived assets (3)	—	—	9.1	—	—
Restructuring, transaction expenses and other (5)	0.7	1.8	—	6.7	—

Gross profit on non-GAAP basis	$311.7	$304.4	$315.7	$1,235.0	$912.4

Internal research and development on GAAP basis	$83.8	$83.2	$100.5	$330.1	$339.1
Finisar results (1)	—	—	—	—	(2.9)
Share-based compensation (4)	(4.8)	(4.2)	(6.1)	(17.0)	(16.2)
Restructuring, transaction expenses and other (5)	—	—	(3.5)	—	(3.5)

Internal research and development on non-GAAP basis	$79.0	$79.0	$90.9	$313.1	$316.5

Selling, general and administrative on GAAP basis	$126.7	$131.2	$134.2	$484.0	$441.0
Finisar results (1)	—	—	—	—	(1.7)
Share-based compensation (4)	(10.3)	(9.6)	(13.5)	(49.8)	(35.3)
Amortization of acquired intangibles	(20.6)	(20.8)	(18.8)	(82.2)	(64.2)
Restructuring, transaction expenses and other (5)	(11.5)	(16.7)	(1.8)	(31.6)	(68.7)

Selling, general and administrative on non-GAAP basis	$84.3	$84.1	$100.2	$320.4	$271.2

Operating income on GAAP basis	$97.1	$85.1	$67.5	$402.1	$39.5
Finisar results (1)	—	—	—	—	(1.9)
Share-based compensation (4)	18.5	16.8	24.0	78.9	63.1
Fair value adjustment on acquired inventory (2)	—	—	—	—	87.7
Amortization of acquired intangibles	20.6	20.8	18.8	82.2	64.2
Measurement period adjustment on long-lived assets (3)	—	—	9.1	—	—
Restructuring, transaction expenses and other (5)	12.2	18.5	5.3	38.3	72.2

Operating income on non-GAAP basis	$148.5	$141.0	$124.6	$601.5	$324.8

T. 724.352.4455 | ii-vi.com

Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Interest and other (income) expense, net on GAAP basis	$3.9	$(8.4)	$26.8	$49.5	$103.4
Finisar results (1)	—	—	—	—	0.3
Foreign currency exchange (gains) losses, net	(1.2)	7.9	(6.3)	(5.5)	(14.4)
Additional interest expense related to Finisar acquisition	—	—	—	—	(1.7)
Gain on investments	10.9	—	—	17.9	—
Restructuring, transaction expenses and other (5)	—	—	—	—	(5.0)
Debt extinguishment expense (6)	—	—	—	(24.7)	(3.9)
Gain on preferred equity forward sale agreement	—	11.4	—	11.4	—

Interest and other (income) expense, net on non-GAAP basis	$13.6	$10.9	$20.5	$37.2	$78.7

Income taxes (benefit) on GAAP basis	$11.0	$12.4	$(10.6)	$55.0	$3.1
Tax impact of non-GAAP measures	6.8	6.3	(2.6)	37.6	(15.1)
Tax impact of fair value adjustments	—	—	(0.4)	—	—

Income taxes (benefit) on non-GAAP basis	$17.8	$18.7	$(13.6)	$92.6	$(12.0)

Net earnings (loss) on GAAP basis	$82.3	$81.1	$51.3	$297.6	$(67.0)
Finisar results (1)	—	—	—	—	(1.6)
Share-based compensation (4)	18.5	16.8	24.0	78.9	63.1
Fair value adjustment on acquired inventory (2)	—	—	—	—	87.7
Amortization of acquired intangibles	20.6	20.8	18.8	82.2	64.2
Measurement period adjustment on long-lived assets (3)	—	—	9.1	—	—
Foreign currency exchange (gains) losses, net	1.2	(7.9)	6.3	5.5	14.4
Additional interest expense related to Finisar acquisition (1)	—	—	—	—	1.7
Gain on investments	(10.9)	—	—	(17.9)	—
Debt extinguishment expense (6)	—	—	—	24.7	3.9
Gain on preferred equity forward sale agreement	—	(11.4)	—	—	—
Restructuring, transaction expenses and other (5)	12.2	18.5	5.3	26.9	72.2
Tax impact of non-GAAP measures and fair value adjustments	(6.8)	(6.3)	3.0	(37.6)	15.1

Net earnings on non-GAAP basis	$117.0	$111.5	$117.8	$460.2	$258.6

Per share data:
Net earnings (loss) on GAAP basis
Basic Earnings (Loss) Per Share	$0.62	$0.71	$0.56	$2.50	$(0.79)
Diluted Earnings (Loss) Per Share	$0.59	$0.66	$0.53	$2.37	$(0.79)
Net earnings on non-GAAP basis
Basic Earnings Per Share	$0.95	$1.00	$1.29	$4.06	$3.05
Diluted Earnings Per Share	$0.88	$0.91	$1.18	$3.73	$2.85

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*	Amounts may not recalculate due to rounding.

1.

“Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing. Finisar results have been consolidated into the Photonics Solution and Compound Semiconductors segments in periods subsequent to the three months ended September 30, 2019.

2.	The fair value adjustment represents the step up value adjustment of acquired inventory from the Finisar acquisition.

3.	Represents the depreciation impact of measurement period adjustments to the fair value of long-lived assets acquired in the Finisar acquisition.

4.

Total share-based compensation expense for the fiscal year ended June 30, 2020 was $63.1 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note 5.

5.

During fiscal year 2020, restructuring, transaction expenses, and other primarily represent acquisition and integration costs related to the Finisar acquisition. In connection with the acquisition of Finisar, the Company recorded $20.6 million of compensation in the Condensed Consolidated Statement of Earnings (Loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, the pending Coherent acquisition, customer settlements from acquired liabilities of previous acquisitions, COVID-19 related costs, excess costs incurred in relation to supply chain constraints, and asset retirement obligations.

6.	The Company recorded debt extinguishment expense of $24.7 million in connection with the extinguishment of the Term B Loan Facility during the fiscal year ended June 30, 2021.

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Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Net earnings (loss) on GAAP basis	$82.3	$81.1	$51.3	$297.6	$(67.0)
Income taxes (benefit)	10.9	12.4	(10.6)	55.0	3.1
Depreciation and amortization	70.2	68.0	73.8	270.1	220.9
Interest expense	14.1	13.0	25.5	59.9	89.4

EBITDA (1)	$177.5	$174.5	$140.0	$682.6	$246.4

EBITDA margin	22.0%	22.3%	18.8%	22.0%	10.4%
Preliminary fair value adjustment on acquired inventory	—	—	—	—	87.7
Share-based compensation	18.5	16.8	24.0	78.9	63.1
Foreign currency exchange losses, net	1.2	(7.9)	6.3	5.5	14.4
Impairment of investment	—	—	—	—	5.0
Debt extinguishment expense	—	—	—	24.7	—
Gain on investment	—	—	—	(7.0)	—
Gain on preferred equity forward sale agreement	—	(11.4)	—	(11.4)	—
Restructuring, transaction expenses, and other	2.8	18.5	5.3	27.4	76.5

Adjusted EBITDA (2)	$200.0	$190.5	$175.6	$800.7	$493.1

Adjusted EBITDA margin	24.8%	24.3%	23.5%	25.8%	20.7%

*	Amounts may not recalculate due to rounding.

(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.

(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired intangibles amortization expense, certain one-time transaction expense, the impact of restructuring and related items, investment impairment charge and the impact of foreign currency exchange gains and losses.

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Table 6

GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Numerator
Net earnings (loss)	$82.3	$81.1	$51.3	$297.6	$(67.0)
Series A Mandatory Convertible Preferred Stock dividends	(6.9)	(6.9)	—	(27.1)	—
Series B Redeemable Preferred dividends	(10.0)	—	—	(10.1)	—

Basic earnings available to common shareholders	$65.4	$74.1	$51.3	$260.3	$(67.0)

Effect of dilutive securities
Add back interest on Convertible Senior Notes Due 2022	$3.1	$3.1	$2.8	$12.3	$—
Diluted earnings available to common shareholders	$68.5	$77.1	$54.1	$272.6	$(67.0)

Denominator
Weighted average shares	105.0	104.8	91.5	104.2	84.8
Effect of dilutive securities:
Common stock equivalents	3.9	4.2	3.2	3.6	0.0
0.25% Convertible Senior Notes due 2022	7.3	7.3	7.4	7.3	0.0
Diluted weighted average common shares	116.2	116.3	102.1	115.0	84.8

Basic earnings (loss) per common share	$0.62	$0.71	$0.56	$2.50	$(0.79)

Diluted earnings (loss) per common share	$0.59	$0.66	$0.53	$2.37	$(0.79)

*	Amounts may not recalculate due to rounding.

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Table 7

Non-GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Numerator
Net earnings on non-GAAP basis	$117.0	$111.5	$117.7	$460.2	$258.6
Series A Mandatory Convertible Preferred Stock dividends	(6.9)	(6.9)	—	(27.1)	—
Series B Redeemable Preferred dividends	(10.0)	—	—	(10.1)	—

Basic earnings available to common shareholders	$100.2	$104.5	$117.7	$423.0	$258.6

Effect of dilutive securities
Add back interest on Convertible Senior Notes Due 2022	$3.1	$3.1	$2.8	$12.3	$11.3
Add back Series A Preferred Stock dividends	6.9	6.9	—	27.1	—
Diluted earnings available to common shareholders	$110.1	$114.5	$120.5	$462.4	$270.0

Denominator
Weighted average shares	105.0	104.8	91.5	104.2	84.8
Effect of dilutive securities:
Common stock equivalents	3.9	4.2	3.2	3.6	2.3
0.25% Convertible Senior Notes due 2022	7.3	7.3	7.4	7.3	7.6
Series A Mandatory Convertible Preferred Stock	8.9	8.9	—	8.9	—
Diluted weighted average common shares	125.1	125.2	102.1	123.9	94.8

Basic earnings (loss) per common share on non-GAAP basis (1)	$0.95	$1.00	$1.29	$4.06	$3.05

Diluted earnings (loss) per common share on non-GAAP basis	$0.88	$0.91	$1.18	$3.73	$2.85

*	Amounts may not recalculate due to rounding.

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Table 8

Example EPS Calculations

$ Millions

	Hypothetical Earnings Level for Q1 FY22
Numerator
Net earnings	$20.0	$55.0	$110.0	$155.0
Deduct Series A preferred stock dividends	$(6.9)	(6.9)	(6.9)	(6.9)
Deduct Series B redeemable preferred dividends	$(10.1)	$(10.1)	$(10.1)	$(10.1)

Basic earnings available to common shareholders	$3.0	$38.0	$93.0	$138.0

Effect of dilutive securities
Add back interest on Convertible Senior Notes Due 2022	$—	$0.8	$0.8	$0.8
Add back Series A preferred stock dividends	—	—	6.9	6.9
Add back Series B preferred dividends	—	—	—	10.1

Diluted earnings available to common shareholders	$3.0	$38.8	$100.7	$155.8

Denominator
Weighted average shares	106.0	106.0	106.0	106.0
Effect of dilutive securities
Common stock equivalents	2.4	2.4	2.4	2.4
0.25% Convertible Senior Notes due 2022	—	7.3	7.3	7.3
Series A Mandatory Convertible Preferred Stock	—	—	8.9	8.9
Series B Redeemable Preferred Stock	—	—	—	8.8

Diluted weighted average common shares	108.4	115.7	124.6	133.4

Basic earnings (loss) per common share on non-GAAP basis	$0.03	$0.36	$0.88	$1.30

Diluted earnings (loss) per common share on non-GAAP basis	$0.03	$0.34	$0.81	$1.17

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CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

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